Exhibit 99.7



POOL SUMMARY DATA                                                   Groups 1 & 2
-----------------
Agency Conforming             % of pool                                   60.96%
Non Conforming                % of pool                                   39.04%
Prefunding (if any)           % of pool                                    0.00%
No of Loans                                                                6,237
Average Loan Size                                                       $254,638
WAC                                                                        6.74%
WA LTV                                                                    83.04%
% First Lien                                                             100.00%
% Owner Occ                                                               96.34%
% Purchase                                                                59.27%
% Cash out                                                                37.08%
% Full Doc                                                                61.61%
% Reduced/Limited Doc                                                      0.00%
% Stated Income                                                           38.39%
WA FICO                                                                      683
FICO Range                                                            640 to 816
Floating Rate Mortgages       % of pool                                   83.01%
Fixed Rate                    % of pool                                   16.99%
LTVs > 80%                                                                37.80%
LTV s> 90%                                                                13.17%
IO Mortgages                  % of pool                                   87.54%
LOAN SIZE
Loans < 100k                  % of pool                                    1.83%
Loans < 75k                   % of pool                                    0.00%
Loans > 350k                  % of pool                                   37.22%
Loans > 500k                  % of pool                                   10.66%
Loans > 750k                  % of pool                                    0.90%
DTI

GEOGRAPHIC
California                                                                44.65%
North California                                                          12.78%
South California                                                          31.87%
New York                                                                   1.82%
Illinois                                                                   2.70%
Virginia                                                                   3.45%
New Jersey                                                                 2.15%
Florida                                                                    7.19%
Nevada                                                                     3.64%
Maryland                                                                   3.20%
Georgia                                                                    1.90%
Single Prop                                                               69.57%
PUD                                                                       17.43%
2-4 Family                                                                 3.26%

FICO
Unknown                                                                    0.00%
Fico < 600                                                                 0.00%
Fico < 575                                                                 0.00%
Fico < 550                                                                 0.00%
Below 525                                                                  0.00%
526 to 550                                                                 0.00%
551 to 575                                                                 0.00%
576 to 600                                                                 0.00%
601 to 625                                                                 0.00%
626 to 650                                                                18.50%
651 to 675                                                                34.48%
676 to 700                                                                21.83%
Above 700                                                                 25.19%

Insurance                     any MI. plse provide summary                37.83%
DELINQUENCIES
30-59 day past

Excess spread